SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2005

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission	Registrant, State of Incorporation,	I.R.S Employer
File No.	Address, and Telephone Number	Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

(b)    On August 31, 2005, Vectren Corporation (the “Company”) announced that Ronald G. Reherman retired, effective today, from its Board of Directors. Mr. Reherman’s retirement is in accordance with the requirements of the Company’s Code of By-Laws which requires directors to step down at the end of the month during which he/ she reaches the age of seventy. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
September 1, 2005

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President and Controller

INDEX TO EXHIBITS

         Exhibit
        Number         Description
       99.1                Reherman Retires from Vectren Board

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